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                                AGA SERIES TRUST

                       SUPPLEMENT ISSUED JANUARY 27, 1999
             TO PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
              DATED MAY 1, 1998 (AS SUPPLEMENTED OCTOBER 28, 1998)

         Effective March 8, 1999, Salomon Brothers Asset Management, Inc. ("Salomon") has terminated the Sub-Advisory Agreement between Salomon and AGA Investment Advisory Services, Inc. ("Adviser"), pursuant to which Salomon has served as Sub-Adviser to the Salomon Brothers U.S. Government Securities Portfolio (the "Portfolio"). As of that same date, the Adviser will begin making the day-to-day investment decisions for the Portfolio. The Portfolio's investment objectives, policies and restrictions will remain the same as they were under the management of Salomon.

         The new Portfolio Manager will be Leon A. Olver, C.F.A. From 1991 to 1995, Mr. Olver worked for First Heights Bank, Houston, Texas; he was Vice President, Assistant Treasurer 1991 to 1994; and Vice President, Treasurer from 1994 to 1995. Mr. Olver currently is Vice President and Investment Officer for American General Series Portfolio Company and Vice President of US LIFE Income Fund, Inc.